                                                                    EXHIBIT 99.5

Aug-2001                        1995-C                             Page 1


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES
-----------

Beginning of the Month Principal Receivables:          $3,024,287,762.59
Beginning of the Month Finance Charge Receivables:       $158,594,189.53
Beginning of the Month Discounted Receivables:                     $0.00
Beginning of the Month Total Receivables:              $3,182,881,952.12

Removed Principal Receivables:                                     $0.00
Removed Finance Charge Receivables:                                $0.00
Removed Total Receivables:                                         $0.00

Additional Principal Receivables:                                  $0.00
Additional Finance Charge Receivables:                             $0.00
Additional Total Receivables:                                      $0.00

Discounted Receivables Generated this Period:                      $0.00

End of the Month Principal Receivables:                $2,930,612,861.53
End of the Month Finance Charge Receivables:             $154,076,978.70
End of the Month Discounted Receivables:                           $0.00
End of the Month Total Receivables:                    $3,084,689,840.23

Special Funding Account Balance                                    $0.00
Aggregate Invested Amount (all Master Trust II Series) $2,300,000,000.00
End of the Month Transferor Amount                       $630,612,861.53
End of the Month Transferor Percentage                             21.52%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                $66,640,604.20
     60-89 Days Delinquent                                $47,833,811.32
     90+ Days Delinquent                                  $90,824,824.31

     Total 30+ Days Delinquent                           $205,299,239.83
     Delinquent Percentage                                          6.66%

Defaulted Accounts During the Month                       $19,767,802.61
Annualized Default Percentage                                       7.84%
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Aug-2001                        1995-C                             Page 2


Principal Collections                                    $412,124,916.10
Principal Payment Rate                                             13.63%

Total Payment Rate                                                 14.49%

INITIAL INVESTED AMOUNTS
     Class A Initial Invested Amount                     $322,000,000.00
     Class B Initial Invested Amount                      $28,000,000.00
                                                      ------------------
TOTAL INITIAL INVESTED AMOUNT                            $350,000,000.00

INVESTED AMOUNTS
     Class A Invested Amount                             $368,000,000.00
     Class B Invested Amount                              $32,000,000.00
                                                      ------------------
TOTAL INVESTED AMOUNT                                    $400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                     13.23%

PRINCIPAL ALLOCATION PERCENTAGE                                    13.23%

MONTHLY SERVICING FEE                                        $500,000.00

INVESTOR DEFAULT AMOUNT                                    $2,614,539.91

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                             92.00%

     Class A Finance Charge Collections                    $6,372,124.89
     Other Amounts                                                 $0.00

TOTAL CLASS A AVAILABLE FUNDS                              $6,372,124.89

     Class A Monthly Interest                              $1,315,600.00
     Class A Servicing Fee                                   $460,000.00
     Class A Investor Default Amount                       $2,405,376.72

TOTAL CLASS A EXCESS SPREAD                                $2,191,148.17

REQUIRED AMOUNT                                                    $0.00
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Aug-2001                        1995-C                             Page 3


CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                             8.00%

     Class B Finance Charge Collections                     $554,097.79
     Other Amounts                                                $0.00

TOTAL CLASS B AVAILABLE FUNDS                               $554,097.79

     Class B Monthly Interest                               $118,066.67
     Class B Servicing Fee                                   $40,000.00

TOTAL CLASS B EXCESS SPREAD                                 $396,031.12

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                       $2,587,179.29

     Excess Spread Applied to Required Amount                     $0.00

     Excess Spread Applied to Class A Investor Charge Offs        $0.00

     Excess Spread Applied to Class B Interest,
     Servicing Fee, and Default Amount                      $209,163.19

     Excess Spread Applied to Class B Reductions of Class
     B Investe                                                    $0.00

     Excess Spread Applied to Monthly Cash Collateral Fee    $29,333.34

     Excess Spread Applied to Cash Collateral Account             $0.00

     Excess Spread Applied to Reserve Account                     $0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                  $163.35

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                   $2,348,519.41
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Aug-2001                         1995-C                            Page 4


EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                 $13,912,378.32

SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1995-C                                                       $0.00

    Excess Finance Charge Collections applied to
    Required Amount                                                 $0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                    $0.00

    Excess Finance Charge Collections applied to
    Class B Interest, Servicing Fee, and Default Items              $0.00

    Excess Finance Charge Collections applied to Reductions of
    Class B Invested Amount                                         $0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                     $0.00

    Excess Finance Charge Collections applied to
    Cash Collateral Account                                         $0.00

    Excess Finance Charge Collections applied to
    Reserve Account                                                 $0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                    $0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                        5.91%
    Base Rate (Prior Month)                                          6.10%
    Base Rate (Two Months Ago)                                       6.25%
                                                                 --------
THREE MONTH AVERAGE BASE RATE                                        6.09%

    Portfolio Yield (Current Month)                                 12.94%
    Portfolio Yield (Prior Month)                                   11.18%
    Portfolio Yield (Two Months Ago)                                10.13%
                                                                 --------
THREE MONTH AVERAGE PORTFOLIO YIELD                                 11.42%
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Aug-2001                         1995-C                            Page 5


PRINCIPAL COLLECTIONS
---------------------

CLASS A PRINCIPAL PERCENTAGE                                        92.00%

    Class A Principal Collections                          $50,147,995.49

CLASS B PRINCIPAL PERCENTAGE                                         8.00%

    Class B Principal Collections                           $4,360,695.29

TOTAL PRINCIPAL COLLECTIONS                                $54,508,690.78

INVESTOR DEFAULT AMOUNT                                     $2,614,539.91

REALLOCATED PRINCIPAL COLLECTIONS                                   $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                   $0.00

CLASS A ACCUMULATION
    Controlled Accumulation Amount                                  $0.00
    Deficit Controlled Accumulation Amount                          $0.00
CONTROLLED DISTRIBUTION AMOUNT                                      $0.00

CLASS B ACCUMULATION
    Controlled Accumulation Amount                                  $0.00
    Deficit Controlled Accumulation Amount                          $0.00
CONTROLLED DISTRIBUTION AMOUNT                                      $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                          $57,123,230.69

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                        $0.00
CLASS B INVESTOR CHARGE OFFS                                        $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                             $0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                             $0.00

CASH COLLATERAL ACCOUNT
-----------------------

    Required Cash Collateral Amount                        $52,000,000.00
    Available Cash Collateral Amount                       $52,000,000.00
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Aug-2001                         1995-C                            Page 6


INTEREST RATE CAP PAYMENTS
--------------------------

    Class A Interest Rate Cap Payments                              $0.00
    Class B Interest Rate Cap Payments                              $0.00

TOTAL DRAW AMOUNT                                                   $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                     $0.00



                                           First USA Bank, National Association
                                           as Servicer

                                           By:    /s/ Tracie Klein
                                                  ------------------------------
                                                  Tracie H. Klein
                                                  First Vice President